                                                                  EXHIBIT (j)(1)







                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Equity Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the statement of additional information.

                        /s/ KPMG LLP

Boston, Massachusetts
April 4, 2003